UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2024 (March 26, 2024)

GLOBAL TECHNOLOGIES, LTD

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25668	86-0970492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Campus Dr., Suite 105, Parsippany, NJ 07054

(Address of Principal Executive Office) (Zip Code)

(973) 233-5151

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GTLL	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF DISPOSITION OF ASSETS.

On March 26, 2024 (the “Closing Date”), the Company closed on the sale of its commercial building located in Sylvester, Georgia for an aggregate cash purchase price of $3,717,778, subject to certain adjustments within the Purchase Agreement. The commercial building was acquired through the acquisition of Foxx Trot Tango, LLC (“FTT”) on June 25, 2023.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

As previously reported on the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 20, 2023, the Company entered into a Membership Interest Purchase Agreement for the purchase of all 2,500,000 issued and outstanding Membership Units of FTT. As part of the purchase price, the Company was obligated to pay TXC Services, LLC (the “Seller”) a total of 680 shares of the Company’s Series L Preferred Stock (the “Contingent Consideration”) in the event certain milestones were met post-closing by the Seller. As of the Closing Date, none of the milestones were met by the Seller, thus the Company is no longer obligated to issue any Contingent Consideration to the Seller.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 3, 2024, the Company issued a press release pertaining to the sale of its commercial property in Sylvester, Georgia. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL TECHNOLOGIES, LTD

Date: April 3, 2024	By:	/s/ Fredrick Cutcher
	Name:	Fredrick Cutcher
	Title:	Chief Executive Officer